UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2023

JEWETT-CAMERON TRADING COMPANY LTD.
(Exact name of registrant as specified in its charter)

A1BRITISH COLUMBIA	000-19954	00-0000000
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

32275 N.W. Hillcrest, North Plains, OR 97133
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (503) 647-0110

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, no par value	JCTCF	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	The Annual General Meeting of shareholders was held on February 17, 2023.

(b)	The following is a brief description and vote count of all items voted on at the meeting:

Item 1.	Fix the Number of Directors

Item No. 1 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,164,937	0	26,614	1,239,482

Item 2.	Election of Directors

The following persons were elected as Directors to serve until the conclusion of the next annual meeting:

Nominees	Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
Charles E. Hopewell	1,189,846	0	1,705	1,239,482
Geoff Guilfoy	942,404	0	249,147	1,239,482
Sarah Johnson	945,111	0	246,440	1,239,482
Chris Karlin	950,111	0	241,440	1,239,482
Michael C. Nasser	928,900	0	262,651	1,239,482
Michelle Walker	945,111	0	246,440	1,239,482
Chad Summers	1,183,476	0	8,075	1,239,482
Mike Henningsen	945,030	0	246,521	1,239,482

Item 3.	Appointment of Auditors

Item No. 3 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
2,415,447	0	15,586	0

Item 4.	Acts and Deeds of Directors and Officers

Item No. 4 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,190,946	605	0	1,239,482

Item 5.	Advisory Vote on the Approval of Executive Compensation

Item No. 5 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,191,446	105	0	1,239,482

Item 6.	Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation

Item No. 6 had the following votes:

1 Year	2 Years	3 Years	Withheld/ Abstentions	Non-Votes
1,154,408	36,803	340	0	1,239,482

Item 7.	Permitted Amendments and Variations

Item No. 7 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,024,008	167,543	0	1,239,482

Item 8.	Transact Other Business

Item No. 8 was approved with the following vote:

Shares Voted “For”	Shares Voted “Against”	Withheld/ Abstentions	Non-Votes
1,024,008	167,543	0	1,239,482

(c)	Not Applicable

(d)	The Board of Directors decided that the Company’s proxy materials will include an advisory shareholder vote on the executive compensation annually, with the next vote to occur in 2024.

Item 9.01 Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

JEWETT-CAMERON TRADING COMPANY LTD.

Date: February 23, 2023	By:	/s/ “Chad Summers”
	Name:	Chad Summers
	Title:	President and Chief Executive Officer